Exhibit 99.1

Enfusion Announces Second Quarter 2022 Results

●	Revenue Grew 38% Y-o-Y Reflecting Consistent Execution and Strong Client Demand
●	Exceeded Adjusted EBITDA Guidance and Generated Positive Operating Cash Flow
●	Conversions Represented 75% of New Client Bookings; Bookings for New Client Conversions up 63% Y-o-Y
●	Net Dollar Retention Expanded to 121.9%
●	Further Unlocks New TAM with the Launch Of Enfusion Express for Smaller Funds Globally

August 9, 2022

NEW YORK & LONDON & HONG KONG--(BUSINESS WIRE)--Enfusion, Inc. (NYSE: ENFN), a leading provider of cloud-based investment management software and services, today announced financial results for the second quarter ended June 30, 2022.

“We are very pleased with our second quarter performance, exceeding both revenue and profitability expectations,” said Thomas Kim, Chief Executive Officer, Enfusion. “We continue to sign larger deals, including a seven-figure deal, and added nine institutional asset managers during the quarter, further validating our growing ability to be impactful to larger funds globally. The results demonstrate the expanding demand for our mission critical solutions, particularly during times of market uncertainty. Our differentiated approach provides our clients with capabilities across portfolio management, real-time accounting, trade execution, performance and attribution, portfolio risk and analytics, data management and tailored managed services. Our solutions help clients improve transparency, productivity and efficiencies, which drive more informed decisions that impact their ability to continuously evolve how they generate alpha for their clients.”

Second Quarter 2022 Financial Highlights:

●	Total revenue grew to $36.5 million, up 38% year-over-year led by new client signings and growth from existing clients. Recurring subscription revenue accounts for 98% of total revenue.
●	Income from Operations of $(3.9) million (including $7.7 million in stock-based compensation charges), compared to $5.9 million during the same period in the prior year.
●	Adjusted EBITDA was $5.4 million compared to $6.8 million during the same period in the prior year.
●	Adjusted EBITDA Margin was 14.9% compared to 25.8% during the same period in the prior year.
●	Net income of $(4.1) million (including $7.7 million in stock-based compensation charges), compared to net income of $4.3 million during the same period in the prior year.
●	Annual Recurring Revenue (ARR) for June 2022 was $148.7 million, up 38% year-over-year.
●	Net Dollar Retention Rate (NDR) excluding involuntary churn was 121.9% in the second quarter; NDR including involuntary churn was 117.8%.
●	Earnings per share was $(0.03) for the second quarter.
●	Cash and cash equivalents were $57 million as of June 30, 2022. The company generated positive operating cash flow in the second quarter.

Second Quarter 2022 Business Highlights:

●	50 new clients added in the second quarter. Total clients equal to 793 as of June 30, 2022. New client conversion bookings up 63% year-over-year.
●	Announced the general availability of Enfusion Express, a new lightweight SaaS OEMS solution tailored to the needs of smaller fund managers.
●	Large asset managers continue to embrace Enfusion’s cloud native platform, as evidenced by the addition of nine institutional asset managers.

●	Order execution and management system (OEMS) bookings accounted for 44% of total bookings as Investment managers increasingly adopt Enfusion’s OEMS to support the full front-middle, and back-office technology stack.
●	Year-over-Year revenue growth in APAC, Americas, and EMEA, up 42%, 36% and 42%, respectively.
●	Enfusion released 564 product enhancement and features across our front-to-back-office platform.

Third Quarter and Full-Year 2022 Outlook:

Enfusion is providing the following guidance for the third quarter and full year 2022:

●	Third Quarter 2022 Outlook:
o	Total revenue is expected to be in the range of $38 million to $39 million.
o	Adjusted EBITDA is expected to be in the range of $5.0 million to $5.5 million.*
●	Full Year 2022 Outlook:
o	Total revenue is expected to be in the range of $149.3 million to $152.3 million.
o	Adjusted EBITDA is expected to be in the range of $18.2 million to $20.2 million.*

*Adjusted EBITDA guidance excludes stock-based compensation of $6.9 million for the third quarter and $33.5 million for the full year 2022.

These statements are forward-looking and actual results may differ materially. Refer to the “Forward-Looking Statements” safe harbor section below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

Enfusion has not reconciled its estimates for adjusted EBITDA to net income under U.S. generally accepted accounting principles (GAAP) due to the uncertainty and potential variability of expenses that may be incurred in the future. Accordingly, a reconciliation is not available without unreasonable effort. Enfusion has provided a reconciliation of other GAAP to non-GAAP financial measures in the financial statement tables for its second quarter 2022 non-GAAP results included in this press release.

Webcast and Conference Call:

Enfusion will host a webcast and conference call today at 2:00 PM (PT) / 5:00 PM (ET), during which management will discuss second quarter results and provide commentary on business performance. A question-and-answer session will follow the prepared remarks.

The live audio webcast may be accessed on Enfusion’s website at: https://ir.Enfusion.com. The conference call can be accessed by dialing (844) 200-6205 (domestic) or (929) 526-1599 (international). The conference ID number is 265136.

A replay of the call via webcast will be available at: https://ir.Enfusion.com for one year.

About Enfusion

Enfusion's investment management software-as-a-service platform removes traditional information boundaries, uniting front-, middle- and back-office teams on one cloud-native system. Through its software, analytics, and middle/back-office managed services, Enfusion creates enterprise-wide cultures of real-time, data-driven intelligence, boosting agility, and powering growth. Enfusion partners with nearly 800 investment managers from 10 global offices spanning four continents.

Enfusion Use of non-GAAP Information

In addition to financial measures prepared in accordance with GAAP, this press release and the accompanying tables include Adjusted EBITDA and Adjusted EBITDA Margin, which are non-GAAP financial measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP.

Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures of our operating performance that are neither required by, nor presented in accordance with, GAAP, and our calculations thereof may not be comparable to similarly titled measures reported by other companies. Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization, adjusted to exclude certain items of a non-recurring or unusual nature, as well as payments for management incentive awards from our Change in Control Bonus Plan and initial public offering costs, and stock-based compensation expense. We believe excluding these non-cash expenses from the non-GAAP financial measures is useful to both management and investors because it facilitates comparability of period to period results, provides meaningful supplemental information regarding our core operating performance. In particular, stock-based compensation expense is not comparable across companies given the variety of valuation methodologies and assumptions. Adjusted EBITDA Margin represents Adjusted EBITDA divided by total net revenue.

We use these non-GAAP measures in conjunction with GAAP measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance. We believe these non-GAAP measures provide investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of our operating results. We believe these non-GAAP measures are useful in evaluating our operating performance compared to that of other companies in our industry, as they generally eliminate the effects of certain items that may vary for different companies for reasons unrelated to overall operating performance.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. The non-GAAP measures we use may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes.

Forward-Looking Statements

Statements we make in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933 (Securities Act) and Section 21E of the Securities Exchange Act of 1934 (Exchange Act), including expectations regarding future financial performance. These forward-looking statements are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “could,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, such as those set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 that was filed with the SEC on March 30, 2022. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Key Metrics

Enfusion provides certain key metrics, including annual recurring revenue (ARR) and net dollar retention rate. While these numbers are based on what Enfusion believes to be reasonable judgements and estimates of our customer base for the applicable period of measurement, there are inherent challenges in measuring usage and engagement with respect to our online offerings across our customer base. Such challenges and limitations may also affect Enfusion’s understanding of certain details of its business.

Annual Recurring Revenue, or ARR. We calculate ARR monthly by annualizing platform subscriptions and managed services revenue recognized in the last month of the measurement period. We believe ARR provides important information about our future revenue potential, our ability to acquire new clients and our ability to maintain and expand our relationship with existing clients.

Net Dollar Retention Rate. We calculate Net Dollar Retention Rate as of a period end by starting with the ARR for all clients as of twelve months prior to such period end, or Prior Period ARR. We then calculate the ARR from those same clients as of the current period end, or Current Period ARR. Current Period ARR includes expansion within existing clients inclusive of contraction and voluntary attrition, but excluding involuntary attrition. We define involuntary cancellations as accounts that were cancelled due to the client no longer being in business. We identify involuntary cancellations based on representations made by the client at the time of cancellation. Our Net Dollar Retention Rate is equal to the Current Period ARR divided by the Prior Period ARR.

We believe Net Dollar Retention Rate is an important metric for us because, in addition to providing a measure of retention, it indicates our ability to grow revenues within existing client accounts.

Contacts:

Investors

Ignatius Njoku

investors@enfusion.com

Media

Prosek Partners

pro-enfusion@prosek.com

ENFUSION, INC.

CONSOLIDATED BALANCE SHEETS

(dollars in thousands, except shares and unit amounts and par value)

(Unaudited)

	As of	As of
	June 30 ,2022	December 31, 2021
	(Unaudited)
ASSETS
Current Assets:
Cash	$56,559	$64,365
Accounts receivable, net	28,771	18,223
Prepaid expenses	3,634	6,030
Other current assets	1,287	1,060
Total current assets	90,251	89,678
Property and equipment, net	16,093	13,051
Other assets	3,783	3,356
Total assets	$110,127	$106,085

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$879	$2,528
Accrued expenses and other current liabilities	8,963	5,578
Total current liabilities	9,842	8,106
Other liabilities	479	538
Total liabilities	10,321	8,644
Stockholders’ Equity:
Class A common stock, $0.001 par value; 1,000,000,000 shares authorized, 67,001,652 and 65,583,289 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively	67	66
Class B common stock, $0.001 par value; 150,000,000 shares authorized, 46,069,153 and 47,470,971 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively	46	47
Additional paid-in capital	240,501	226,717
Accumulated deficit	(180,896)	(171,209)
Accumulated other comprehensive loss	(582)	(325)
Total stockholders’ equity attributable to Enfusion, Inc.	59,136	55,296
Non-controlling interests	40,670	42,145
Total stockholders’ equity	99,806	97,441
Total liabilities and stockholders’ equity	$110,127	$106,085

ENFUSION, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands, except per share data)

(Unaudited)

	Three Months Ended June 30		Six Months Ended June 30
	2022	2021	2022	2021
	(Unaudited)
REVENUES:
Platform subscriptions	$33,560	$24,324	$65,111	$46,747
Managed services	2,396	1,729	4,626	3,263
Other	584	396	944	792
Total revenues	36,540	26,449	70,681	50,802

COST OF REVENUES:
Platform subscriptions	9,065	5,709	18,376	11,661
Managed services	1,668	1,015	3,283	1,843
Other	114	53	171	82
Total cost of revenues	10,847	6,777	21,830	13,586
Gross profit	25,693	19,672	48,851	37,216

OPERATING EXPENSES:
General and administrative	18,302	7,457	40,597	13,838
Sales and marketing	7,575	4,264	16,007	7,422
Technology and development	3,722	2,041	8,524	4,243
Total operating expenses	29,599	13,762	65,128	25,503
(Loss) income from operations	(3,906)	5,910	(16,277)	11,713

NON-OPERATING INCOME (EXPENSE):
Interest expense	(1)	(1,410)	(7)	(2,802)
Other income (expense)	1	—	4	—
Total non-operating income (expense)	—	(1,410)	(3)	(2,802)

(Loss) income before income taxes	(3,906)	4,500	(16,280)	8,911
Income taxes	219	249	369	551
Net (loss) income	$(4,125)	$4,251	$(16,649)	$8,360
Net loss attributable to non-controlling interests	(1,703)	—	(6,962)	—
Net loss attributable to Enfusion, Inc.	$(2,422)	$4,251	$(9,687)	$8,360

Net loss per Class A common shares attributable to Enfusion, Inc.:
Basic and diluted	$(0.03)		$(0.13)
Weighted Average number of Class A common shares outstanding:
Basic and diluted	84,581		83,989

ENFUSION. INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollars in thousands)

(Unaudited)

	Six Months Ended June 30
	2022	2021
	(Unaudited)
Cash flows from operating activities:
Net (loss) income	$(16,649)	$8,360
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	2,955	1,672
Provision for bad debts	459	174
Amortization of debt-related costs	13	148
Stock-based compensation expense	20,350	—
Change in operating assets and liabilities:
Accounts receivable	(11,007)	(3,466)
Prepaid expenses and other current assets	1,316	(1,481)
Accounts payable	(1,970)	763
Accrued expenses and other liabilities	3,326	1,633
Net cash (used) provided by operating activities	(1,207)	7,803
Cash flows from investing activities:
Purchases of property and equipment	(5,263)	(4,401)
Net cash used in investing activities	(5,263)	(4,401)
Cash flows from financing activities:
Payment of Member distributions	—	(2,745)
Payment of withholding taxes on stock-based compensation	(897)	—
Net cash used in financing activities	(897)	(2,745)
Effect of exchange rate changes on cash	(439)	(80)
Net decrease in cash	(7,806)	577
Cash, beginning of period	64,365	13,938
Cash, end of period	$56,559	$14,515
Supplemental disclosure of non-cash investing activities:
Accrued Property, Plant and Equipment	$321	$—
Supplemental disclosure of cash flow information:
Interest paid in cash	$—	$2,712
Income taxes paid in cash	$333	$—

Enfusion’s stock compensation expense was recognized in the following captions within the consolidated statements of operations:

(in thousands)	Three Months Ended June 30, 2022	Six Months Ended June 30, 2022
Cost of revenues	$341	$695
General and administrative	4,969	13,907
Sales and marketing	1,491	3,484
Technology and development	867	2,264
Total stock compensation expense	$7,668	$20,350

The following table reconciles net income to Adjusted EBITDA. Net income, calculated in accordance with U.S. GAAP, is the most directly comparable financial measure to Adjusted EBITDA.

	Three Months Ended June 30,		Six Months Ended June 30,
($in thousands)	2022	2021	2022	2021
Net income	$(4,125)	$4,251	$(16,649)	$8,360
Adjustments:
Interest expense	1	1,410	7	2,802
Income taxes	219	249	369	551
Depreciation and amortization	1,615	917	2,955	1,672
Stock-based compensation expense	7,668	—	20,350	—
Tax payment on stock-based compensation	50	—	484	—
Adjusted EBITDA	$5,428	$6,827	$7,516	$13,385

Net income margin	(11.3)%	16.1%	(23.6)%	16.5%
Adjusted EBITDA margin	14.9%	25.8%	10.6%	26.3%

Source: Enfusion, Inc.

Source Code: ENFN-IR

ENFN-CORP